SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement ☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

COMPASS BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

Daniel B. Graves, Esq.

Gregory L. Doody, Esq.
Balch & Bingham LLP
1901 Sixth Avenue North
Suite 2600
Birmingham, Alabama 35203
(205) 226-3434
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT

PROPOSAL 1.   ELECTION OF DIRECTORS, COMPASS BANCSHARES, INC.

        NOMINEES:     JAMES H. CLICK, JR.
                      TRANUM FITZPATRICK
                      JOHN S. STEIN

        FOR ALL   [  ]                 WITHHELD FOR ALL  [  ]

        FOR ALL EXCEPT
        AS NOTED  [  ]
                       ----------------------------------------

PROPOSAL 2.  AUTHORIZATION OF THE AMENDMENT OF THE RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPASS
BANCSHARES, INC. COMMON STOCK.

        FOR                [  ]         AGAINST           [  ]

PROPOSAL 3.  APPROVAL AND RATIFICATION OF THE COMPASS BANCSHARES, INC. 2002
INCENTIVE COMPENSATION PLAN.

        FOR                [  ]         AGAINST           [  ]

        ------------------------------------------------------------

        ------------------------------------------------------------

PROPOSAL 4.  APPROVAL AND RATIFICATION OF THE COMPASS SHAREBUILDER PLAN.

        FOR                [  ]         AGAINST           [  ]

PROPOSAL 5. APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPASS BANCSHARES,
INC. DIRECTOR AND EXECUTIVE STOCK PURCHASE PLAN

        FOR                [  ]         AGAINST           [  ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

WHEN SIGNING AS ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
IF SIGNING AS CORPORATION, PLEASE SIGN IN FULL CORPORATION NAME BY PRESIDENT OR
OTHER AUTHORIZED OFFICER. IF SIGNING AS A PARTNERSHIP, PLEASE SIGN IN
PARTNERSHIP NAME BY AUTHORIZED PERSON

PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. WHEN SHARES ARE HELD BY JOINT
TENANTS, BOTH SHOULD SIGN. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE

SIGNATURE:
           ---------------------------------------------------

DATE:
      --------------------------------------------------------

SIGNATURE:
           ---------------------------------------------------

DATE:
      --------------------------------------------------------

COMPANY NUMBER           PROXY NUMBER               ACCOUNT NUMBER
               ---------              -------------                ------------

               IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ AND
                         FOLLOW THE INSTRUCTIONS BELOW

                            ? FOLD AND DETACH HERE ?

                     INSTRUCTIONS FOR VOTING ELECTRONICALLY
                          VIA THE INTERNET OR TELEPHONE

o        Stockholders can now vote their shares electronically via the internet or telephone.

o        Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card.

                      TO VOTE YOUR SHARES VIA THE INTERNET

                            Visit WWW.COMPASSWEB.COM

o        To vote your shares via the internet, access the above website using any internet connection. Click "VOTE YOUR PROXY" and follow the instructions provided to vote your shares.

o        Have this proxy card in hand when you access the above-listed website.

o        Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

o        Follow the prompts to vote your shares.

                        TO VOTE YOUR SHARES VIA TELEPHONE

                               Call 1-800-293-8533

o        To vote your shares via telephone, access the electronic voting center by dialing the above number from any touch-tone telephone.

o        Have this proxy card in hand when you call the above-listed number.

o        Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

o        Follow the instructions to vote your shares.

         PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY

                            COMPASS BANCSHARES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Garrett R. Hegel, Jerry W. Powell, and
E. Lee Harris, Jr. or any one of them, proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of common stock of Compass Bancshares, Inc., held of record by the undersigned on March 8, 2002, at the annual meeting of stockholders to be held on April 15, 2002, or at any adjournment(s) or postponement(s) thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED OR VOTED ELECTRONICALLY
AS PROVIDED ON THE REVERSE SIDE, WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR
ELECTRONICALLY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

        SHOULD YOU CHOOSE TO VOTE VIA MAIL, YOU ARE ENCOURAGED TO SPECIFY YOUR
CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT
MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS.

        SHOULD YOU CHOOSE TO VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE,
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY FOLLOWING THE INSTRUCTIONS PROVIDED
ON THE REVERSE SIDE, BUT YOU NEED NOT SPECIFY YOUR CHOICE IF YOU WISH TO VOTE IN
ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

        THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD
OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE.

         (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)

                            ? FOLD AND DETACH HERE ?

                            [COMPASS BANCHARES LOGO]

ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE

PROPOSAL 1.   ELECTION OF DIRECTORS, COMPASS BANCSHARES, INC.

        NOMINEES:     JAMES H. CLICK, JR.
                      TRANUM FITZPATRICK
                      JOHN S. STEIN

        FOR ALL   [  ]              WITHHELD FOR ALL  [  ]

        FOR ALL EXCEPT
        AS NOTED  [  ]
                       -----------------------------------------

PROPOSAL 2. AUTHORIZATION OF THE AMENDMENT OF THE RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPASS BANCSHARES,
INC. COMMON STOCK.

        FOR                [  ]          AGAINST           [  ]

PROPOSAL 3.  APPROVAL AND RATIFICATION OF THE COMPASS BANCSHARES, INC. 2002 INCENTIVE
COMPENSATION PLAN.

        FOR                [  ]          AGAINST           [  ]

               -------------------------------------------------

               -------------------------------------------------

PROPOSAL 4.  APPROVAL AND RATIFICATION OF THE COMPASS SHAREBUILDER PLAN.

        FOR                [  ]          AGAINST           [  ]

PROPOSAL 5. APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPASS BANCSHARES,
INC. DIRECTOR AND EXECUTIVE STOCK PURCHASE PLAN

        FOR                [  ]          AGAINST           [  ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

WHEN SIGNING AS ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
IF SIGNING AS CORPORATION, PLEASE SIGN IN FULL CORPORATION NAME BY PRESIDENT OR
OTHER AUTHORIZED OFFICER. IF SIGNING AS A PARTNERSHIP, PLEASE SIGN IN
PARTNERSHIP NAME BY AUTHORIZED PERSON

PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. WHEN SHARES ARE HELD BY JOINT
TENANTS, BOTH SHOULD SIGN. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE

SIGNATURE:
           ---------------------------------------------------

DATE:
      --------------------------------------------------------

SIGNATURE:
           ---------------------------------------------------

DATE:
      --------------------------------------------------------

COMPANY NUMBER             PROXY NUMBER             ACCOUNT NUMBER
              ------------             ------------               -------------

               IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ AND
                         FOLLOW THE INSTRUCTIONS BELOW

                            ? FOLD AND DETACH HERE ?

                     INSTRUCTIONS FOR VOTING ELECTRONICALLY
                          VIA THE INTERNET OR TELEPHONE

o        Stockholders can now vote their shares electronically via the internet or telephone.

o        Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card.

                      TO VOTE YOUR SHARES VIA THE INTERNET

                            Visit WWW.COMPASSWEB.COM

o        To vote your shares via the internet, access the above website using any internet connection. Click "VOTE YOUR PROXY" and follow the instructions provided to vote your shares.

o        Have this proxy card in hand when you access the above-listed website.

o        Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

o        Follow the prompts to vote your shares.

                        TO VOTE YOUR SHARES VIA TELEPHONE

                               Call 1-800-293-8533

o        To vote your shares via telephone, access the electronic voting center by dialing the above number from any touch-tone telephone.

o        Have this proxy card in hand when you call the above-listed number.

o        Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card.

o        Follow the instructions to vote your shares.

         PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY

                            COMPASS BANCSHARES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO:      Compass Bank, as Plan Trustee of the Compass Bancshares, Inc.
         Employee Stock Ownership/401(k) Plan

         I hereby direct you, as Trustee of the Compass Bancshares, Inc.
Employee Stock Ownership/401(k) Plan (the "Plan") to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of
Compass Bancshares, Inc. common stock ("Bancshares Stock") allocated to my account under the Plan at the 2002 Annual Meeting of Stockholders of Compass
Bancshares, Inc. to be held on April 15, 2002, and at any adjournment(s) or postponement(s) thereof. Any previous instructions to you, as Trustee of the
Plan, relating to the 2002 Annual Meeting of Stockholders of Compass Bancshares,
Inc. hereby are revoked. Under the terms of the Plan and subject to your responsibilities under ERISA, as Trustee of the Plan, you, as Trustee of the
Plan, will vote Bancshares Stock allocated to the accounts of Plan participants and beneficiaries in accordance with timely instructions received from such participants and will not vote Bancshares Stock allocated to Plan participants if you, as Trustee of the Plan, do not receive timely instructions from such participants on or before the date designated below.

IMPORTANT: SHOULD YOU CHOOSE TO GIVE YOUR INSTRUCTIONS VIA MAIL, YOU MUST
INDICATE YOUR INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY CARD AND SIGN, DATE
AND MAIL THIS PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS
REQUIRED. SHOULD YOU CHOOSE TO GIVE YOUR INSTRUCTIONS ELECTRONICALLY VIA THE
INTERNET OR TELEPHONE, YOU MUST GIVE YOUR INSTRUCTIONS BY FOLLOWING THE
INSTRUCTIONS FOR VOTING YOUR SHARES PROVIDED ON THE REVERSE SIDE OF THIS PROXY
CARD. IN ORDER TO COMPLY WITH YOUR INSTRUCTIONS, YOUR INSTRUCTIONS MUST BE
RECEIVED BY CONTINENTAL STOCK TRANSFER & TRUST COMPANY BEFORE 5:00 P.M. (NEW
YORK, NEW YORK TIME) ON APRIL 12, 2002. YOUR INSTRUCTIONS WILL BE KEPT
CONFIDENTIAL.

DO NOT MAIL THESE INSTRUCTIONS TO COMPASS BANK OR COMPASS BANCSHARES, INC.

         (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)

                            ? FOLD AND DETACH HERE ?

                            [COMPASS BANCSHARES LOGO]